Van Kampen
Pace Fund
ANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       7
                       TOP FIVE INDUSTRIES       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      20
             NOTES TO FINANCIAL STATEMENTS      26
            REPORT OF INDEPENDENT AUDITORS      33

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      34
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds
  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -21.23%    -21.79%    -21.75%
-------------------------------------------------------------------------
One-year total return(2)                -25.75%    -25.49%    -22.49%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 8.19%      8.48%      8.67%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                10.55%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                11.92%      9.53%(3)    9.82%
-------------------------------------------------------------------------
Commencement date                      07/22/69   01/10/92   08/27/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within the one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(June 30, 1991--June 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                              STANDARD & POOR'S 500
                                                        PACE FUND                     INDEX             LIPPER GROWTH FUND INDEX
                                                        ---------             ---------------------     ------------------------
6/91                                                     9428.00                    10000.00                    10000.00
                                                        10061.00                    10534.00                    10841.00
                                                        10884.00                    11411.00                    11798.00
                                                        10639.00                    11124.00                    11612.00
6/92                                                    10426.00                    11336.00                    11384.00
                                                        10615.00                    11693.00                    11673.00
                                                        11361.00                    12279.00                    12699.00
                                                        11834.00                    12813.00                    13076.00
6/93                                                    12010.00                    12874.00                    13269.00
                                                        12483.00                    13206.00                    13906.00
                                                        12592.00                    13511.00                    14220.00
                                                        12138.00                    13003.00                    13795.00
6/94                                                    11933.00                    13059.00                    13493.00
                                                        12235.00                    13697.00                    14155.00
                                                        12126.00                    13694.00                    13997.00
                                                        13031.00                    15024.00                    15008.00
6/95                                                    14393.00                    16453.00                    16615.00
                                                        15731.00                    17757.00                    18124.00
                                                        16104.00                    18622.00                    18587.00
                                                        17107.00                    19831.00                    19403.00
6/96                                                    17340.00                    20719.00                    20045.00
                                                        17951.00                    21355.00                    20625.00
                                                        19414.00                    23132.00                    21822.00
                                                        19463.00                    23757.00                    21740.00
6/97                                                    22552.00                    27896.00                    25174.00
                                                        25398.00                    29981.00                    27754.00
                                                        25281.00                    30839.00                    27939.00
                                                        28940.00                    35132.00                    31398.00
6/98                                                    29293.00                    36288.00                    32290.00
                                                        25594.00                    32686.00                    28605.00
                                                        30839.00                    39635.00                    35117.00
                                                        31334.00                    41606.00                    36899.00
6/99                                                    33292.00                    44534.00                    39293.00
                                                        31033.00                    41759.00                    37258.00
                                                        35109.00                    47963.00                    44936.00
                                                        35668.00                    49054.00                    48208.00
6/00                                                    34626.00                    47749.00                    46198.00
                                                        34042.00                    47290.00                    48208.00
                                                        30736.00                    43594.00                    40046.00
                                                        25681.00                    38438.00                    33469.00
6/01                                                    27276.00                    40688.00                    35807.00

Standard & Poor's 500 Index is a broad-based index of 500 widely held common stocks of companies chosen for market size, liquidity and industry-group representation.*

Lipper Growth Fund Index is an unmanaged index that reflects the average performance of the 30 largest growth funds.*

Pace Fund

This chart compares your fund's performance to that of the S&P 500 Index and the Lipper Growth Fund Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

                                                 PORTFOLIO AT A GLANCE



TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2001)


1.   INTERNATIONAL BUSINESS
     MACHINES (IBM)              3.4%
     Develops and sells technology
     products, including computers,
     software, networking systems,
     and related services.

2.   MICROSOFT                   3.0%
     Develops and supports a range
     of software products.

3.   GENERAL ELECTRIC            2.8%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

4.   CITIGROUP                   2.6%
     Provides financial services to
     consumer and corporate customers
     around the world.

5.   PHILIP MORRIS               2.6%
     Manufactures and sells various
     consumer products.

6.   EXXON MOBIL                 2.6%
     Explores for and produces petroleum
     and petrochemicals worldwide.

7.   WASTE MANAGEMENT            2.4%
     Provides a range of waste management
     services to
     companies and residents.

8.   TYCO INTERNATIONAL          2.3%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.

9.   BANK OF AMERICA             1.8%
     Provides financial services to
     customers and businesses throughout
     the United States.

10.  FANNIE MAE (FORMERLY
     FEDERAL NATIONAL MORTGAGE
     ASSOCIATION)                1.7%
     Works with lenders to provide
     federally mandated mortgages
     to low- and middle-income
     families in the United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--June 30, 2001)

[BAR GRAPH]

                                                                             JUNE 30, 2001
                                                                             -------------
Banks                                                                            8.10
Pharmaceuticals                                                                  7.40
Diversified Financial Services                                                   7.10
Systems Software                                                                 4.80
Semiconductors                                                                   4.60

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PACE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY SENIOR PORTFOLIO MANAGERS MICHAEL DAVIS AND MARY JAYNE MALY, WHO HAVE MANAGED THE FUND SINCE 2000. DAVIS HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1983, AND MALY SINCE 1984. THEY ARE JOINED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, AND THOMAS COPPER, PORTFOLIO MANAGER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW DID MARKET FACTORS AFFECT
    FUND PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

A   It was a challenging time for both
investors and money managers. The Fed stated the rate hikes early in 2000 were intended to slow the fast-growing U.S. economy and ward off the threat of inflation. Soon, however, it became clear that economic growth was slowing dramatically. Beginning in the fall of 2000, leading companies--starting with Nortel Networks and Intel--lowered their earnings estimates.

    In response to the slowing economy, the Fed began 2001 by engineering a surprise 0.50 percent rate reduction on the year's second trading day. While many technology and other economically sensitive stocks responded with dramatic gains, defensive stocks with strong fundamentals were left behind. This situation, however, was short-lived. Despite five additional Fed rate cuts during the next six months, stock indexes continued to fall, as many companies continued to warn that earnings would fall well short of expectations. Before long, investors once again showed a preference for stocks with strong fundamentals and the potential for steady growth.

    In this volatile environment, the fund returned -21.23 percent, compared to a -14.82 percent return and a -22.49 percent return for the fund's benchmarks, the Standard & Poor's 500 Index and the Lipper Growth Fund Index, respectively. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor. The S&P 500 is a broad-based index of 500 widely held common stocks of companies chosen for market size, liquidity and industry-group representation. The Lipper Growth Fund Index is an unmanaged index that reflects the average performance of the 30 largest growth funds. These indexes are statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q  YOU MENTIONED THE FED'S
    SURPRISE RATE REDUCTION IN EARLY JANUARY. WHAT WAS ITS EFFECT
    ON FUND PERFORMANCE?

A   Ironically, it hindered returns. As
we mentioned, the rate reduction was extremely beneficial for economically sensitive stocks, such as technology stocks. On the day of the rate cut alone, the Nasdaq had its largest percentage gain ever--more than 14 percent--and the S&P 500 rose by a surprising 5 percent.

    The situation was much less favorable for the fund, primarily because our stock-selection strategy led us to invest in companies with strong fundamentals and earnings that were holding up in the face of a slowing economy. Once the Fed cut interest rates, investors suddenly turned to stocks which offered the potential for faster growth--but also offered poor fundamentals. Later in the period, as investors returned to fundamentally strong companies, the fund benefited from its continuing ownership of these stocks. Nevertheless, overall fund performance was unquestionably hurt by the Fed action and the temporary change in investor sentiment.

Q  IN THIS ENVIRONMENT, WHAT
    WAS YOUR STRATEGY IN
    MANAGING THE FUND?

A   Regardless of the market climate,
we follow a research-intensive, growth-oriented, bottom-up investment strategy. (In a "bottom-up" strategy, individual stock-selection decisions shape the portfolio. In contrast, a "top-down" investor starts with broader asset allocation decisions, such as how much to invest in a particular industry.) We typically favor large, well-established companies with established records of growth in sales or earnings.

    As the equity markets faltered during the period (due to a deteriorating corporate earnings environment), we sought to moderate the overall risk in the portfolio. Against this backdrop we were attuned to stocks' valuations. Given longer-term historical trends, we believe many stocks have traded at extremely lofty and unreasonable levels--even for growth investors. Indeed, our growth-oriented discipline does not preclude us from being vigilant to stock-price multiples. In this tumultuous environment, many companies face considerable short-term challenges.

Q   WHICH STOCKS HELPED
    FUND RETURNS?

A   The fund benefited from its
investment in tobacco giant Philip Morris, a stock that continued to provide investors with steady earnings growth at a reasonable valuation--a good combination in a slowing economy. Other factors contributing to the company's strong performance included the perception that litigation risk had decreased and a successful initial public offering of its Kraft Foods subsidiary.

    Another stock that helped performance was Exelon, a utility company formed when Philadelphia-based PECO Energy acquired Unicom, located in Chicago. Exelon's stock was boosted by the company's ability to generate low-cost power amid rising energy prices nationwide. The stock also rose in response to investors' increasing preference for defensive investments.

    Stocks in the financial and health care sectors also helped the fund. Mortgage investment companies such as Freddie Mac and Fannie Mae, as well as bank stocks such as Bank One and Bank of America, benefited from the lower interest-rate environment. In health care, drug distributors Amerisource Health and Cardinal Health gained from industry consolidation and the possibility that improved health maintenance organization (HMO) benefits would help the pharmaceutical business.

    Keep in mind that not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WERE YOU DISAPPOINTED BY ANY
    OF THE FUND'S INVESTMENTS?

A   Yes. Most of the fund's weakest
performers were in the technology sector. Five of the fund's weakest performers were well-known, highly established technology companies: Cisco, EMC, Oracle, Intel and Sun Microsystems. Even though these companies were richly valued at the start of the reporting period, we believed their strong fundamentals and competitive positions would enable them to weather the economic storm. However, it soon became apparent that even these market leaders were vulnerable. While we continue to believe in the long-term prospects of many of these businesses--the fund still owns modest positions in each company, with the exception of Sun--we did trim the fund's holdings.

    Other technology stocks that hurt fund performance during the reporting period included Corning (manufacturer of fiber-optic cabling), Micron Technology (semiconductor maker), Nortel Networks (telecommunications equipment manufacturer) and
Sanmina (contract manufacturer of electronic components).

Q  WHAT DO YOU SEE AHEAD FOR
    THE MARKET AND THE FUND?

A   For the foreseeable future, we'll
continue to manage the fund, looking for opportunities as they present themselves and positioning the portfolio to take advantage of a potential shift in market conditions. With more companies cutting their earnings estimates every day, there's still a great deal of uncertainty in the stock market.

    We remain optimistic and believe the Fed's continued interest-rate cuts may help revive the economy, though when this might happen is unclear. The Fed has already cut interest rates six times in 2001, and we view their willingness to implement additional cuts, if necessary, as a positive sign for the economy. Historically, stocks have performed well following rate reductions of this magnitude. There's no way to know if this situation will repeat, of course, but the precedent encourages us.

As of July 24, 2001, the fund is managed by the Core Growth team of Van Kampen Asset Management Inc. (the "Adviser"). The team is made up of established investment professionals. Current members of the team include Mary Jayne Maly, a Vice President of the Adviser, Thomas Copper, a Vice President of the Adviser and Guy Rutherford, a Managing Director of the Adviser. The composition of the team may change without notice from time to time.

    ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  92.9%
APPAREL & ACCESSORIES  0.8%
Jones Apparel Group, Inc. (a)..............................    500,000   $   21,600,000
                                                                         --------------

APPAREL RETAIL  0.7%
TJX Co., Inc...............................................    551,000       17,560,370
                                                                         --------------

APPLICATION SOFTWARE  0.2%
Siebel Systems, Inc. (a)...................................    121,000        5,674,900
                                                                         --------------

AUTO PARTS & EQUIPMENT  0.3%
Johnson Controls, Inc......................................    123,000        8,913,810
                                                                         --------------

BANKS  7.5%
Bank of America Corp.......................................    712,179       42,752,106
Bank One Corp..............................................    770,000       27,566,000
First Union Corp...........................................    711,000       24,842,340
FleetBoston Financial Corp.................................    342,200       13,499,790
J.P. Morgan Chase & Co.....................................    540,450       24,104,070
PNC Financial Services Group...............................    181,000       11,907,990
Washington Mutual, Inc.....................................    814,500       30,584,475
Wells Fargo & Co...........................................    437,500       20,313,125
                                                                         --------------
                                                                            195,569,896
                                                                         --------------
BIOTECHNOLOGY  0.6%
Genzyme Corp. (a)..........................................    262,000       15,982,000
                                                                         --------------

BREWERS  0.6%
Anheuser-Busch Co., Inc....................................    387,000       15,944,400
                                                                         --------------

BROADCASTING & CABLE TV  1.1%
Comcast Corp., Class A (a).................................    653,000       28,340,200
                                                                         --------------

BUILDING PRODUCTS  0.7%
Lowe's Co, Inc.............................................    249,000       18,064,950
                                                                         --------------

CASINO & GAMING  0.4%
Harrah's Entertainment, Inc. (a)...........................    278,000        9,813,400
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMPUTER HARDWARE  3.5%
Compaq Computer Corp.......................................    435,000   $    6,738,150
International Business Machines Corp.......................    738,000       83,394,000
                                                                         --------------
                                                                             90,132,150
                                                                         --------------
CONSUMER DISCRETIONARY  1.4%
Home Depot, Inc............................................    367,000       17,083,850
Wal-Mart Stores, Inc.......................................    417,000       20,349,600
                                                                         --------------
                                                                             37,433,450
                                                                         --------------
CONSUMER FINANCE  0.8%
Countrywide Credit Industries, Inc.........................    182,000        8,350,160
MBNA Corp..................................................    364,900       12,023,455
                                                                         --------------
                                                                             20,373,615
                                                                         --------------
DATA PROCESSING SERVICES  1.3%
First Data Corp............................................    545,000       35,016,250
                                                                         --------------

DEPARTMENT STORES  2.1%
Federated Department Stores, Inc. (a)......................    690,000       29,325,000
Kohl's Corp. (a)...........................................    386,000       24,213,780
                                                                         --------------
                                                                             53,538,780
                                                                         --------------
DIVERSIFIED CHEMICALS  0.7%
PPG Industries, Inc........................................    350,000       18,399,500
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  0.7%
Cendant Corp. (a)..........................................    945,000       18,427,500
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  6.6%
Citigroup, Inc.............................................  1,213,066       64,098,408
Fannie Mae.................................................    477,900       40,693,185
Freddie Mac................................................    363,900       25,473,000
Lehman Brothers Holdings, Inc..............................    278,000       21,614,500
Merrill Lynch & Co., Inc...................................    343,800       20,370,150
                                                                         --------------
                                                                            172,249,243
                                                                         --------------
ELECTRICAL COMPONENTS & EQUIPMENT  1.5%
Celestica, Inc. (Canada) (a)...............................    751,700       38,712,550
                                                                         --------------

ELECTRIC UTILITIES  1.7%
Entergy Corp...............................................    307,000       11,785,730
Exelon Corp................................................    207,000       13,272,840
Reliant Energy, Inc........................................    635,000       20,453,350
                                                                         --------------
                                                                             45,511,920
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS  3.1%
Sanmina Corp. (a)..........................................  1,071,200   $   25,076,792
SCI Systems, Inc. (a)......................................  1,090,000       27,795,000
Solectron Corp. (a)........................................    850,000       15,555,000
Tech Data Corp. (a)........................................    373,000       12,443,280
                                                                         --------------
                                                                             80,870,072
                                                                         --------------
ENVIRONMENTAL SERVICES  2.2%
Waste Management, Inc......................................  1,848,000       56,955,360
                                                                         --------------

FINANCIALS  1.3%
American International Group, Inc..........................    403,435       34,695,410
                                                                         --------------

FOOD RETAIL  0.5%
Kroger Co. (a).............................................    567,000       14,175,000
                                                                         --------------

FOOTWEAR  0.6%
Reebok International Ltd. (a)..............................    463,000       14,792,850
                                                                         --------------

HEALTH CARE  0.8%
Merck & Co., Inc...........................................    337,700       21,582,407
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  2.0%
AmeriSource Health Corp., Class A (a)......................    387,000       21,401,100
Cardinal Health, Inc.......................................    442,500       30,532,500
                                                                         --------------
                                                                             51,933,600
                                                                         --------------
HEALTH CARE EQUIPMENT  1.1%
Baxter International, Inc..................................    578,000       28,322,000
                                                                         --------------

HEALTH CARE FACILITIES  1.5%
HCA, Inc...................................................    406,000       18,347,140
Tenet Healthcare Corp. (a).................................    376,000       19,397,840
                                                                         --------------
                                                                             37,744,980
                                                                         --------------
HEALTH CARE SUPPLIES  0.7%
Allergan, Inc..............................................    197,000       16,843,500
                                                                         --------------

HOTELS  0.6%
Starwood Hotels & Resorts Worldwide, Inc., Class B.........    398,100       14,841,168
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INDUSTRIAL CONGLOMERATES  3.4%
Minnesota Mining & Manufacturing Co........................    170,000   $   19,397,000
Mirant Corp. (a)...........................................    353,200       12,150,080
Tyco International, Ltd. (Bermuda).........................  1,034,000       56,353,000
                                                                         --------------
                                                                             87,900,080
                                                                         --------------
INDUSTRIAL GASES  0.5%
Air Products & Chemicals, Inc..............................    300,000       13,725,000
                                                                         --------------

INDUSTRIALS  2.6%
General Electric Co........................................  1,389,300       67,728,375
                                                                         --------------

INFORMATION TECHNOLOGY  0.4%
EMC Corp. (a)..............................................    188,600        5,478,830
QUALCOMM, Inc. (a).........................................     69,000        4,035,120
                                                                         --------------
                                                                              9,513,950
                                                                         --------------
INTEGRATED OIL & GAS  2.9%
Chevron Corp...............................................    126,700       11,466,350
Exxon Mobil Corp...........................................    718,181       62,733,110
                                                                         --------------
                                                                             74,199,460
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  2.9%
BellSouth Corp.............................................    400,000       16,108,000
SBC Communications, Inc....................................    472,920       18,945,175
Sprint Corp................................................    890,000       19,010,400
Verizon Communications, Inc................................    395,404       21,154,114
                                                                         --------------
                                                                             75,217,689
                                                                         --------------
INTERNET SOFTWARE & SERVICES  1.5%
AOL Time Warner, Inc. (a)..................................    737,220       39,072,660
                                                                         --------------

IT CONSULTING & SERVICES  2.0%
Affiliated Computer Services, Inc., Class A (a)............    160,000       11,505,600
Check Point Software Technologies Ltd. (Israel) (a)........    102,000        5,158,140
Electronic Data Systems Corp...............................    412,000       25,750,000
SunGard Data Systems, Inc. (a).............................    310,000        9,303,100
                                                                         --------------
                                                                             51,716,840
                                                                         --------------
LIFE & HEALTH INSURANCE  0.5%
Torchmark Corp.............................................    170,000        6,835,700
UnumProvident Corp.........................................    227,000        7,291,240
                                                                         --------------
                                                                             14,126,940
                                                                         --------------
MANAGED HEALTH CARE  0.5%
UnitedHealth Group, Inc....................................    224,400       13,856,700
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
MOTORCYCLE MANUFACTURERS  0.6%
Harley-Davidson, Inc.......................................    321,000   $   15,112,680
                                                                         --------------

MOVIES & ENTERTAINMENT  1.2%
Viacom, Inc., Class B (a)..................................    620,000       32,085,000
                                                                         --------------

NETWORKING EQUIPMENT  0.2%
Cisco Systems, Inc. (a)....................................    348,800        6,348,160
                                                                         --------------

OIL & GAS DRILLING  0.3%
Nabors Industries, Inc. (a)................................    176,000        6,547,200
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  1.3%
Baker Hughes, Inc..........................................    475,000       15,912,500
Smith International, Inc. (a)..............................    138,000        8,266,200
Tidewater, Inc.............................................    148,000        5,579,600
Varco International, Inc. (a)..............................    284,000        5,285,240
                                                                         --------------
                                                                             35,043,540
                                                                         --------------
PACKAGED FOODS  0.5%
Quaker Oats Co.............................................    140,000       12,775,000
                                                                         --------------

PAPER PACKAGING  0.4%
Temple-Inland, Inc.........................................    190,000       10,125,100
                                                                         --------------

PHARMACEUTICALS  6.9%
Abbott Laboratories........................................    558,000       26,789,580
American Home Products Corp................................    315,000       18,408,600
Bristol-Myers Squibb Co....................................    456,700       23,885,410
Eli Lilly & Co.............................................    180,000       13,320,000
IVAX Corp. (a).............................................    465,000       18,135,000
Johnson & Johnson..........................................    712,000       35,600,000
Pfizer, Inc................................................    597,725       23,938,886
Pharmacia Corp.............................................    168,000        7,719,600
Watson Pharmaceuticals, Inc. (a)...........................    206,000       12,697,840
                                                                         --------------
                                                                            180,494,916
                                                                         --------------
PROPERTY & CASUALTY INSURANCE  1.4%
Allstate Corp..............................................    671,000       29,517,290
MBIA, Inc..................................................    144,000        8,017,920
                                                                         --------------
                                                                             37,535,210
                                                                         --------------
RAILROADS  0.6%
Union Pacific Corp.........................................    278,000       15,264,980
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
RESTAURANTS  0.8%
Brinker International, Inc. (a)............................    831,600   $   21,496,860
                                                                         --------------

SEMICONDUCTOR EQUIPMENT  1.1%
Applied Materials, Inc. (a)................................    213,000       10,458,300
Novellus Systems, Inc. (a).................................    309,000       17,548,110
                                                                         --------------
                                                                             28,006,410
                                                                         --------------
SEMICONDUCTORS  4.2%
Analog Devices, Inc. (a)...................................    657,000       28,415,250
Atmel Corp. (a)............................................    572,000        7,716,280
Integrated Device Technology, Inc. (a).....................    147,000        4,658,430
Intel Corp.................................................    541,000       15,824,250
Linear Technology Corp.....................................    295,000       13,044,900
LSI Logic Corp. (a)........................................    356,000        6,692,800
Micron Technology, Inc. (a)................................    130,000        5,343,000
National Semiconductor Corp. (a)...........................    609,000       17,734,080
Taiwan Semiconductor Manufacturing Co Ltd.--ADR (Taiwan-
  Republic of China) (a)...................................    730,800       11,100,852
                                                                         --------------
                                                                            110,529,842
                                                                         --------------
SOFT DRINKS  0.8%
PepsiCo, Inc...............................................    489,300       21,627,060
                                                                         --------------

SPECIALTY STORES  0.8%
Bed Bath & Beyond, Inc. (a)................................    539,000       16,816,800
Toys "R" Us, Inc. (a)......................................    150,200        3,717,450
                                                                         --------------
                                                                             20,534,250
                                                                         --------------
SYSTEMS SOFTWARE  4.4%
BMC Software, Inc. (a).....................................    669,000       15,079,260
Computer Associates International, Inc.....................    497,000       17,892,000
Microsoft Corp. (a)........................................  1,010,400       73,759,200
VERITAS Software Corp. (a).................................    129,000        8,582,370
                                                                         --------------
                                                                            115,312,830
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  0.2%
Comverse Technology, Inc. (a)..............................     79,000        4,510,900
                                                                         --------------

TOBACCO  2.4%
Philip Morris Co., Inc.....................................  1,237,000       62,777,750
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  92.9%
  (Cost $2,193,344,102)...............................................    2,423,200,613
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

                                                                             MARKET
DESCRIPTION                                                                  VALUE
SHORT-TERM INVESTMENTS  6.1%
REPURCHASE AGREEMENT  1.9%
BankAmerica Securities ($48,080,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/29/01, to
  be sold on 07/02/01 at $48,096,227).................................   $   48,080,000
                                                                         --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  4.2%
Federal Home Loan Mortgage Disc Nts ($100,000,000 par, yielding 3.94%,
  07/02/01 maturity)..................................................       99,989,055
Federal Home Loan Mortgage Disc Nts ($10,000,000 par, yielding 3.632%,
  09/27/01 maturity) (b)..............................................        9,912,000
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................      109,901,055
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $157,981,055).................................................      157,981,055
                                                                         --------------

TOTAL INVESTMENTS  99.0%
  (Cost $2,351,325,157)...............................................    2,581,181,668
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%...........................       25,878,448
                                                                         --------------

NET ASSETS  100.0%....................................................   $2,607,060,116
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001

ASSETS:
Total Investments (Cost $2,351,325,157).....................    $2,581,181,668
Receivables:
  Investments Sold..........................................        51,059,471
  Dividends.................................................         1,753,236
  Fund Shares Sold..........................................           415,332
  Variation Margin on Futures...............................           199,750
  Interest..................................................            10,818
Other.......................................................           438,253
                                                                --------------
    Total Assets............................................     2,635,058,528
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        21,124,580
  Fund Shares Repurchased...................................         3,912,673
  Investment Advisory Fee...................................           988,016
  Distributor and Affiliates................................           907,109
  Custodian Bank............................................            41,428
Accrued Expenses............................................           575,489
Trustees' Deferred Compensation and Retirement Plans........           449,117
                                                                --------------
    Total Liabilities.......................................        27,998,412
                                                                --------------
NET ASSETS..................................................    $2,607,060,116
                                                                --------------
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,474,528,069
Net Unrealized Appreciation.................................       228,917,363
Accumulated Undistributed Net Investment Income.............         4,646,781
Accumulated Distributions in Excess of Net Realized Gain....      (101,032,097)
                                                                --------------
NET ASSETS..................................................    $2,607,060,116
                                                                --------------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,505,045,908 and 248,273,861 shares of
    beneficial interest issued and outstanding).............    $        10.09
    Maximum sales charge (5.75%* of offering price).........               .62
                                                                --------------
    Maximum offering price to public........................    $        10.71
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $89,774,468 and 9,059,547 shares of
    beneficial interest issued and outstanding).............    $         9.91
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,239,740 and 1,231,078 shares of
    beneficial interest issued and outstanding).............    $         9.94
                                                                ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $58,152).....  $  26,701,704
Interest....................................................      9,378,381
                                                              -------------
    Total Income............................................     36,080,085
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     13,783,295
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $7,437,774, $1,019,135 and $110,940,
  respectively).............................................      8,567,849
Shareholder Services........................................      3,925,504
Custody.....................................................        219,759
Legal.......................................................         96,159
Trustees' Fees and Related Expenses.........................         70,324
Other.......................................................      1,062,098
                                                              -------------
    Total Expenses..........................................     27,724,988
    Less Credits Earned on Cash Balances....................         43,547
                                                              -------------
    Net Expenses............................................     27,681,441
                                                              -------------
NET INVESTMENT INCOME.......................................  $   8,398,644
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (46,942,722)
  Futures...................................................     (5,780,606)
                                                              -------------
Net Realized Loss...........................................    (52,723,328)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    932,118,372
  End of the Period:
    Investments.............................................    229,856,511
    Futures.................................................       (939,148)
                                                              -------------
                                                                228,917,363
                                                              -------------
Net Unrealized Depreciation During the Period...............   (703,201,009)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(755,924,337)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(747,525,693)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended June 30, 2001 and 2000

                                                       YEAR ENDED        YEAR ENDED
                                                     JUNE 30, 2001      JUNE 30, 2000
                                                     ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................... $    8,398,644    $    26,344,716
Net Realized Gain/Loss..............................    (52,723,328)       223,620,305
Net Unrealized Depreciation During the Period.......   (703,201,009)      (106,413,346)
                                                     --------------    ---------------
Change in Net Assets from Operations................   (747,525,693)       143,551,675
                                                     --------------    ---------------

Distributions from Net Investment Income:
  Class A Shares....................................    (20,509,406)       (28,395,288)
  Class B Shares....................................            -0-                -0-
  Class C Shares....................................            -0-                -0-
                                                     --------------    ---------------
                                                        (20,509,406)       (28,395,288)
                                                     --------------    ---------------

Distributions from Net Realized Gain:
  Class A Shares....................................   (157,957,819)      (544,879,338)
  Class B Shares....................................     (6,051,096)       (20,187,425)
  Class C Shares....................................       (733,303)        (2,173,374)
                                                     --------------    ---------------
                                                       (164,742,218)      (567,240,137)
                                                     --------------    ---------------
Total Distributions.................................   (185,251,624)      (595,635,425)
                                                     --------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................   (932,777,317)      (452,083,750)
                                                     --------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................    141,699,396      3,737,396,139
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................    172,576,941        553,360,846
Cost of Shares Repurchased..........................   (472,255,453)    (4,210,789,871)
                                                     --------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..   (157,979,116)        79,967,114
                                                     --------------    ---------------
TOTAL DECREASE IN NET ASSETS........................ (1,090,756,433)      (372,116,636)
NET ASSETS:
Beginning of the Period.............................  3,697,816,549      4,069,933,185
                                                     --------------    ---------------
End of the Period (Including accumulated
  undistributed net investment income of $4,646,781
  and $16,802,887, respectively).................... $2,607,060,116    $ 3,697,816,549
                                                     ==============    ===============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED JUNE 30,
CLASS A SHARES                    --------------------------------------------------------
                                    2001        2000        1999        1998        1997
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $  13.63    $  15.47    $  14.97    $  13.87    $  11.92
                                  --------    --------    --------    --------    --------
  Net Investment Income.........       .04         .11         .12         .12         .13
  Net Realized and Unrealized
    Gain/Loss...................     (2.86)        .46        1.74        3.54        3.19
                                  --------    --------    --------    --------    --------
Total from Investment
  Operations....................     (2.82)        .57        1.86        3.66        3.32
                                  --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income...........       .08         .12         .11         .14         .12
  Distributions from Net
    Realized Gain...............       .64        2.29        1.25        2.42        1.25
                                  --------    --------    --------    --------    --------
Total Distributions.............       .72        2.41        1.36        2.56        1.37
                                  --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $  10.09    $  13.63    $  15.47    $  14.97    $  13.87
                                  ========    ========    ========    ========    ========

Total Return (a)................   -21.23%       4.01%      13.65%      29.89%      30.06%
Net Assets at End of the Period
  (In millions).................  $2,505.0    $3,542.4    $3,905.1    $3,661.4    $2,992.2
Ratio of Expenses to Average Net
  Assets (b)....................      .87%        .82%        .83%        .88%        .97%
Ratio of Net Investment Income
  to Average Net Assets (b).....      .30%        .72%        .78%        .80%       1.01%
Portfolio Turnover..............      117%         71%         94%         67%        144%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED JUNE 30,
CLASS B SHARES                         -----------------------------------------------
                                        2001       2000      1999      1998      1997
                                       -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $ 13.40    $15.24    $14.77    $13.73    $11.81
                                       -------    ------    ------    ------    ------
  Net Investment Income/Loss.........     (.05)     (.01)      .01       .05       .05
  Net Realized and Unrealized
    Gain/Loss........................    (2.80)      .47      1.72      3.47      3.15
                                       -------    ------    ------    ------    ------
Total from Investment Operations.....    (2.85)      .46      1.73      3.51      3.20
                                       -------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income...........................      -0-       -0-       -0-       .06       .03
  Distributions from Net Realized
    Gain.............................      .64      2.29      1.25      2.42      1.25
                                       -------    ------    ------    ------    ------
Total Distributions..................      .64      2.29      1.25      2.48      1.28
                                       -------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...  $  9.91    $13.40    $15.24    $14.77    $13.73
                                       =======    ======    ======    ======    ======

Total Return (a).....................  -21.79%     3.20%    12.79%    28.92%    29.08%
Net Assets at End of the Period (In
  millions)..........................  $  89.8    $137.7    $151.8    $140.3    $ 95.5
Ratio of Expenses to Average Net
  Assets (b).........................    1.56%     1.62%     1.61%     1.66%     1.74%
Ratio of Net Investment Income/Loss
  to Average Net Assets (b)..........    (.40%)    (.06%)       0%      .03%      .23%
Portfolio Turnover...................     117%       71%       94%       67%      144%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED JUNE 30,
CLASS C SHARES                        ------------------------------------------------
                                        2001       2000      1999      1998      1997
                                      ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $  13.43    $15.28    $14.79    $13.75    $11.83
                                      --------    ------    ------    ------    ------
  Net Investment Income/Loss........      (.03)     (.03)      -0-       .03       .04
  Net Realized and Unrealized
    Gain/Loss.......................     (2.82)      .47      1.75      3.48      3.16
                                      --------    ------    ------    ------    ------
Total from Investment Operations....     (2.85)      .44      1.75      3.51      3.20
                                      --------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income..........................       -0-       -0-       -0-       .06       .03
  Distributions from Net Realized
    Gain............................       .64      2.29      1.25      2.42      1.25
                                      --------    ------    ------    ------    ------
Total Distributions.................       .64      2.29      1.25      2.48      1.28
                                      --------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..  $   9.94    $13.43    $15.28    $14.79    $13.75
                                      ========    ======    ======    ======    ======

Total Return (a)....................   -21.75%     3.13%    12.91%    28.87%    29.04%
Net Assets at End of the Period (In
  millions).........................  $   12.2    $ 17.7    $ 13.0    $ 11.7    $  7.0
Ratio of Expenses to Average Net
  Assets (b)........................     1.45%     1.62%     1.61%     1.66%     1.74%
Ratio of Net Investment Income/Loss
  to Average Net Assets (b).........     (.29%)    (.10%)     .01%      .04%      .23%
Portfolio Turnover..................      117%       71%       94%       67%      144%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year and open futures contracts at June 30, 2001.

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $2,363,496,005, the aggregate gross unrealized appreciation is $332,591,691 and the aggregate gross unrealized depreciation is $114,906,028, resulting in net unrealized appreciation on long- and short-term investments of $217,685,663.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains on securities. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference relating to a distribution reclass totaling $45,344 has been reclassified from accumulated distributions in excess of net realized gain to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS During the year ended June 30, 2001, the Fund's custody fee was reduced by $43,547 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................     .50%
Next $1 billion.............................................     .45%
Next $1 billion.............................................     .40%
Over $3 billion.............................................     .35%

    For the year ended June 30, 2001, the Fund recognized expenses of approximately $96,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2001, the Fund recognized expenses of approximately $174,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2001, the Fund recognized expenses of approximately $3,234,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $314,331 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended June 30, 2001, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., an affiliate of Van Kampen, totalling $145,488.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $2,350,751,002, $108,543,673 and
$15,233,394 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,900,012    $ 103,551,340
  Class B...............................................    2,935,799       32,745,692
  Class C...............................................      492,716        5,402,364
                                                          -----------    -------------
Total Sales.............................................   12,328,527    $ 141,699,396
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................   14,793,749    $ 166,133,805
  Class B...............................................      521,586        5,773,964
  Class C...............................................       60,178          669,172
                                                          -----------    -------------
Total Dividend Reinvestment.............................   15,375,513    $ 172,576,941
                                                          ===========    =============
Repurchases:
  Class A...............................................  (35,234,549)   $(411,039,077)
  Class B...............................................   (4,667,597)     (53,650,814)
  Class C...............................................     (643,273)      (7,565,562)
                                                          -----------    -------------
Total Repurchases.......................................  (40,545,419)   $(472,255,453)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

    At June 30, 2000, capital aggregated $2,492,104,934, $123,674,831 and
$16,727,420 for Classes A, B, and C, respectively. For the year ended June 30, 2000, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   239,982,150    $ 3,545,961,373
  Class B............................................    12,119,947        170,558,418
  Class C............................................     1,481,813         20,876,348
                                                       ------------    ---------------
Total Sales..........................................   253,583,910    $ 3,737,396,139
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    39,858,482    $   532,509,323
  Class B............................................     1,426,470         18,815,135
  Class C............................................       154,038          2,036,388
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    41,438,990    $   553,360,846
                                                       ============    ===============
Repurchases:
  Class A............................................  (272,439,480)   $(4,007,458,044)
  Class B............................................   (13,239,713)      (186,768,922)
  Class C............................................    (1,165,292)       (16,562,905)
                                                       ------------    ---------------
Total Repurchases....................................  (286,844,485)   $(4,210,789,871)
                                                       ============    ===============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon will automatically convert to Class A Shares after the eighth year following purchase. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon automatically convert to Class A Shares after the sixth year following purchase. For the years ended June 30, 2001 and June 30, 2000, 915,717 and 1,616,635, respectively, Class B Shares automatically converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended June 30, 2001 and June 30, 2000, no Class C Shares converted to Class A Shares. The CDSC for Class B and C Shares will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $218,300 and CDSC on redeemed shares of approximately $187,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,436,878,444 and $3,867,238,783, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fund generally invests in stock index futures. These contracts are generally used to provide the return of an index

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 2001, were as follows:

                                                              CONTRACTS
Outstanding at June 30, 2000................................      -0-
Futures Opened..............................................    1,626
Futures Closed..............................................   (1,456)
                                                               ------
Outstanding at June 30, 2001................................      170
                                                               ======

    The futures contracts outstanding as of June 30, 2001, and the description and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
LONG CONTRACTS:
  S&P 500 Index Futures September 2001 (Current Notional
    Value of $307,925 per contract).........................     170        (939,148)
                                                                 ===        ========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended June 30, 2001, are payments retained by Van Kampen of approximately $1,201,200 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $266,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Pace Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Pace Fund (the "Fund"), as of June 30, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Fund for each of the three years in the period ended June 30, 1999 were audited by other auditors whose report dated July 28, 1999 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 2001, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Chicago, Illinois
August 6, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PACE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105
LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Fund during its taxable year ended June 30, 2001. The Fund designated and paid $164,696,375 as a long-term capital gain distribution. For corporate shareholders, 98.00% of the distributions qualify for the dividend received reductions. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
14, 114, 214                                                     3540H01-AP-8/01
PACE ANR 8/01